Exhibit 21.1
The following were the subsidiaries of the Company as of December 31, 2017:

Company Name	Country of Incorporation / Organization
Gras Savoye Algerie Services EURL	Algeria
Asifina S.A.	Argentina
WDF Consultores S.A.	Argentina
Willis Towers Watson Argentina S.A.	Argentina
Willis Towers Watson Consultores S.A.	Argentina
Willis Towers Watson Corredores de Reaseguros S.A.	Argentina
CKA Risk Solutions Pty Limited	Australia
Classic Solutions Australia Pty Limited	Australia
Classic Solutions Holdings Pty Limited	Australia
Classic Solutions Pty. Limited	Australia
Richard Oliver Underwriting Managers Pty Limited	Australia
Towers Watson Australia Pty Ltd	Australia
Towers Watson International Survey Research Pty Ltd	Australia
Towers Watson Superannuation Pty Ltd	Australia
Trinity Processing Services (Australia) Pty Limited	Australia
Willis Australia Group Services Pty Limited	Australia
Willis Australia Holdings Limited	Australia
Willis Australia Limited	Australia
Willis Employee Benefits Pty Limited	Australia
Willis Reinsurance Australia Limited	Australia
Wycomp Pty Ltd	Australia
Towers Watson Austria GmbH	Austria
Willis GmbH	Austria
Venture Reinsurance Company Limited	Barbados
Willis Towers Watson Management (Barbados) Limited	Barbados
Gras Savoye Belgium S.A.	Belgium
Gras Savoye Consulting Belgium S.A.	Belgium
Gras Savoye Euro Finance SA	Belgium
Towers Watson NV	Belgium
Gras Savoye Benin SA	Benin
International Tankers Indemnity Association Limited	Bermuda
Meridian Insurance Company Limited	Bermuda
Miller Bermuda Limited	Bermuda
PPH Limited	Bermuda
RePlace Holding LLC	Bermuda
Resilience Re Ltd.	Bermuda
Towers Watson (Bermuda) Ltd.	Bermuda
Willis (Bermuda) 2 Limited	Bermuda
Willis (Bermuda) Limited	Bermuda
Willis Investment Holding (Bermuda) Limited	Bermuda
Willis Re Bermuda Limited	Bermuda
Willis Towers Watson Management (Bermuda) Limited	Bermuda

WTW Bermuda Holdings, Ltd.	Bermuda
Sertec Servicos Tecnicos de Inspecao, Levantamentos e Avaliacoes Ltda	Brazil
Towers Watson Consultoria Ltda.	Brazil
Towers Watson Corretora e Consultoria de Seguros Ltda.	Brazil
WFB Corretora de Seguros Ltda	Brazil
Willis Affinity Corretores de Seguros Limitada	Brazil
Willis Corretora de Resseguros Limitada	Brazil
Willis Corretores de Seguros Limitada	Brazil
York Vale Corretora e Administradora de Seguros Limitada	Brazil
Gras Savoye Burkina SA	Burkina Faso
Gras Savoye (Cambodia) Insurance Broker Plc	Cambodia
Gras Savoye Cameroun SA	Cameroon
RePlace Services ULC	Canada
Towers Watson Canada Inc.	Canada
Willis Canada Inc.	Canada
Willis Holding Company of Canada Inc	Canada
Willis Re Canada Inc.	Canada
Willis Towers Watson Management (Cayman) Limited	Cayman Islands
Gras Savoye Centrafrique SA	Central African Republic
Gras Savoye Tchad SA	Chad
Willis Chile Limitada	Chile
Willis Corredores de Reaseguro Limitada	Chile
Willis Towers Watson Consultores S.A.	Chile
Willis Towers Watson S.A. Corredores de Seguros	Chile
Towers Watson Consulting (Shanghai) Limited	China
Towers Watson Management Consulting (Shenzhen) Co., Ltd.	China
Willis (Shanghai) Business Consulting Co., LTD.	China
Willis Insurance Brokers Co. Ltd.	China, PRC
Towers Watson Colombia Agencia de Seguros Ltda.	Colombia
Towers Watson Consultores Colombia S.A.	Colombia
Willis Towers Watson Colombia Consulting S.A.S	Colombia
Willis Towers Watson Colombia Corredores de Seguros S.A.	Colombia
Willis Towers Watson Corredores de Reaseguros S.A.	Colombia
Gras Savoye Congo SA	Congo
Gras Savoye RDC SA	Congo
Willis Towers Watson d.d	Croatia
J.R.C. Metropolitan Trust Holdings Limited	Cyprus
Willis Towers Watson s.r.o.	Czech Republic
Willis s.r.o.	Czech Republic
Willis Insurance Agency I/S	Denmark
Willis Re Nordic Reinsurance Broking (Denmark) A/S	Denmark
Willis Towers Watson A/S	Denmark
Willis Towers Watson Consultancy Services I/S	Denmark
Willis Towers Watson Forsikringsservice I/S	Denmark
Willis Towers Watson I/S	Denmark
Willis Towers Watson Egypt SAE	Egypt

Willis Towers Watson Re Egypt SAE	Egypt
Willis Towers Watson Risk Solutions Egypt SAE	Egypt
Acappella Agency Limited	England & Wales
Acappella Capital Limited	England & Wales
Acappella Delegated Authority North America Limited	England & Wales
Acappella Group Holdings Limited	England & Wales
Acappella Services Limited	England & Wales
Acappella Syndicate Management Limited	England & Wales
Acappella Transactional Real Estate Limited	England & Wales
Aqueous Management Limited	England & Wales
ATRE Limited	England & Wales
Barnfield Swift & Keating LLP	England & Wales
Corporate Medical Management Limited	England & Wales
Coyle Hamilton Holdings (UK) Limited	England & Wales
Coyle Hamilton Insurance Brokers Limited	England & Wales
EMB Management Holdings Limited	England & Wales
Faber Global Limited	England & Wales
Friars Street Trustees Limited	England & Wales
G360 UND Limited	England & Wales
Glencairn Group Limited	England & Wales
Glencairn UK Holdings Limited	England & Wales
Hilb Rogal & Hobbs UK Holdings Limited	England & Wales
Johnson Puddifoot & Last Limited	England & Wales
Miller 2015 Limited	England & Wales
Miller Holdings Limited	England & Wales
Miller Insurance Holdings Limited	England & Wales
Miller Insurance Services LLP	England & Wales
Miller Marine Limited	England & Wales
Miller North America Limited	England & Wales
Miller Reinsurance Brokers Limited	England & Wales
Opus Holdings Limited	England & Wales
PFLA Limited	England & Wales
PMI Health Group Limited	England & Wales
PMIHG Holdings Limited	England & Wales
Prime Professions Limited	England & Wales
Private Medicine Intermediaries Limited	England & Wales
Richardson Hosken Holdings Limited	England & Wales
Saville Assessment Limited	England & Wales
Saville Consulting Limited	England & Wales
Special Contingency Risks Limited	England & Wales
TA I Limited	England & Wales
The CORRE Partnership Holdings Limited	England & Wales
The Wyatt Company (UK) Limited	England & Wales
The Wyatt Company Holdings Limited	England & Wales
Towers Perrin (UK) Trustee Company Limited	England & Wales
Towers Perrin Europe Limited	England & Wales

Towers Perrin UK Holdings Limited	England & Wales
Towers Watson Global 2 Limited	England & Wales
Towers Watson Global 3 Limited	England & Wales
Towers Watson Global Holdings Limited	England & Wales
Towers Watson Global Limited	England & Wales
Towers Watson Investment Management Limited	England & Wales
Towers Watson Limited	England & Wales
Towers Watson Pension Scheme Trustees Limited	England & Wales
Towers Watson Software Limited	England & Wales
Towers Watson UK Limited	England & Wales
Trinity Acquisition PLC	England & Wales
Trinity Processing Services Limited	England & Wales
TXW Limited	England & Wales
Watson Wyatt (UK) Acquisitions 1 Limited	England & Wales
Watson Wyatt (UK) Acquisitions 2 Limited	England & Wales
Watson Wyatt European Investment Holdings Limited	England & Wales
Watson Wyatt European Investment Limited Partnership	England & Wales
Watson Wyatt European Region Limited	England & Wales
Watson Wyatt Holdings (Europe) Limited	England & Wales
Watson Wyatt Holdings Limited	England & Wales
Watson Wyatt Insurance & Financial Services Consulting Holdings Limited	England & Wales
Watson Wyatt International Limited	England & Wales
Willis Corporate Director Services Limited	England & Wales
Willis Corroon (FR) Limited	England & Wales
Willis Corroon Financial Planning Limited	England & Wales
Willis Corroon Licensing Limited	England & Wales
Willis Corroon Nominees Limited	England & Wales
Willis Employee Benefits Limited	England & Wales
Willis Faber & Dumas Limited	England & Wales
Willis Faber Limited	England & Wales
Willis Faber Underwriting Agencies Limited	England & Wales
Willis Faber Underwriting Services Limited	England & Wales
Willis Group Limited	England & Wales
Willis Group Medical Trust Limited	England & Wales
Willis Group Services Limited	England & Wales
Willis GS UK Holdings Limited	England & Wales
Willis GS UK Limited	England & Wales
Willis International Limited	England & Wales
Willis Investment UK Holdings Limited	England & Wales
Willis Japan Limited	England & Wales
Willis Limited	England & Wales
Willis Overseas Investments Limited	England & Wales
Willis Pension Trustees Limited	England & Wales
Willis PMI Group Limited	England & Wales
Willis Structured Financial Solutions Limited	England & Wales
Willis Towers Watson Securities Europe Limited	England & Wales

Willis Towers Watson UK Holdings Limited	England & Wales
Willis UK Investments	England & Wales
Willis UK Limited	England & Wales
Willis Føroyar I/S	Faroe Islands
Willis Tryggingartaenasta Foroyar I/S	Faroe Islands
Willis OY AB	Finland
Avenir 1 SAS	France
Avenir 2 SAS	France
Courtage D’assurances Gestion Risque Maladie (CGRM) SAS	France
Dream Management 1 SAS	France
Dream Management 2 SAS	France
Dream Management 3 SAS	France
Gras Savoye Berger Simon SAS	France
Gras Savoye Bpifrance SA	France
Gras Savoye Districover SAS	France
Gras Savoye Grand Sud Ouest SAS	France
Gras Savoye NSA	France
Gras Savoye SAS	France
Gras Savoye Tetard SAS	France
Gras Savoye Yachting SAS	France
GS & Cie Groupe SAS	France
Informatique & Associes 3 SAS	France
Sageris SARL	France
Temeris SA	France
Willis / GS France SAS	France
Willis France Holdings SAS	France
Willis Re S.A.	France
Willis Towers Watson SARL	France
Gras Savoye Tahiti Nui Insurance SA	French Polynesia
Gras Savoye Gabon SA	Gabon
InterRisk Risiko-Management-Beratung GmbH	Germany
Willis Finanzkonzepte GmbH	Germany
Willis Re GmbH	Germany
Willis Towers Watson (Düsseldorf) GmbH	Germany
Willis Towers Watson Assekuranzdienste GmbH	Germany
Willis Towers Watson GmbH	Germany
Willis Towers Watson Holding GmbH	Germany
Willis Towers Watson Pensionsfonds AG	Germany
Willis Towers Watson Versicherungsmakler GmbH	Germany
Willis Towers Watson Versicherungsservice GmbH	Germany
Willis Towers Watson Vorsorge Trust GmbH	Germany
WMN GmbH	Germany
WV Versicherungsmakler GmbH	Germany
Zeitinvest-Service GmbH	Germany
Willis Towers Watson Ghana Limited	Ghana
Willis Towers Watson Management (Gibraltar) Limited	Gibraltar

Willis Towers Watson Greece Insurance Brokers S.A.	Greece
Willis Towers Watson Kendriki Greece Insurance Works SA.	Greece
Willis Towers Watson Net Trust Greek Insurance Brokers S.A.	Greece
Friars Street Insurance Limited	Guernsey
MICAL Limited	Guernsey
Willis Towers Watson Guernsey ICC Limited	Guernsey
Willis Towers Watson Holdings (Guernsey) Limited	Guernsey
Willis Towers Watson Management (Guernsey) Limited	Guernsey
Gras Savoye Guinee SA	Guinea
Gras Savoye Guinée Equatoriale	Guinea
Towers Watson Hong Kong Limited	Hong Kong
Towers Watson Investment Services Hong Kong Limited	Hong Kong
Willis Hong Kong Limited	Hong Kong
Willis Management (HK) Pty Limited	Hong Kong
Willis Towers Watson Securities (Hong Kong) Limited	Hong Kong
Willis Magyarorszag Biztositasi Alkusz es Tanacsado Kft	Hungary
Acclaris Business Solutions Private Ltd	India
Towers Watson India Private Limited	India
Willis Consulting Services Private Limited	India
WTW Global Delivery and Solutions India Private Limited	India
PT Towers Watson Indonesia	Indonesia
PT Towers Watson Insurance Brokers Indonesia	Indonesia
PT Towers Watson Purbajaga	Indonesia
PT Willis Indonesia	Indonesia
PT Willis Reinsurance Brokers Indonesia	Indonesia
Al Shorouq for Reinsurance Broker Co. Ltd	Iraq
BCI Trustees Limited	Ireland
Planlife Trustee Services Limited	Ireland
Towers Watson (Ireland) Limited	Ireland
Towers Watson Investment Management (Ireland) Limited	Ireland
Towers Watson Investment Management Ireland 1 Public Limited Company	Ireland
Trade Credit Brokers Limited	Ireland
Trustee Principles Limited	Ireland
Watson Wyatt Consulting Unlimited Company	Ireland
Willis GS Ireland Limited	Ireland
Willis Human Capital & Benefits Ireland Limited	Ireland
Willis Private Clients Limited	Ireland
Willis Risk Management (Ireland) Limited	Ireland
Willis Risk Services (Ireland) Limited	Ireland
Willis Risk Services Holdings (Ireland) Limited	Ireland
Willis Towers Watson Management (Dublin) Limited	Ireland
Willis Towers Watson Sub Holdings Unlimited Company	Ireland
Willis Trustsure Limited	Ireland
Willis Towers Watson Administration (Isle of Man) Limited	Isle of Man
Willis Towers Watson Management (Isle of Man) Limited	Isle of Man
Towers Watson Italia Srl	Italy

Willconsulting Srl	Italy
Willis General Agency Srl	Italy
Willis Italia S.p.A	Italy
Willis Re Southern Europe S.p.A	Italy
Gras Savoye Cote D’Ivoire SA	Ivory Coast
Towers Watson Investment Services K.K.	Japan
Towers Watson KK	Japan
Willis Consulting K.K.	Japan
Willis Japan Holdings K.K.	Japan
Willis Japan Services K.K.	Japan
Willis Re Japan K.K.	Japan
Saville Consulting Group Limited	Jersey
Willis ESOP Management Limited	Jersey
Gras Savoye East Africa Risk Solutions	Kenya
Willis Towers Watson Consulting Korea Limited	Korea
Willis Towers Watson Insurance Korea Limited	Korea
Willis Towers Watson Investments Korea Limited	Korea
Gras Savoye Middle East SAL	Lebanon
Willis Towers Watson Lebanon SAL	Lebanon
Gras Savoye Liberia Ltd	Liberia
GS-Re Societe de Reassurance du Groupe Gras Savoye SA	Luxembourg
Towers Perrin Luxembourg Holdings S.A.R.L.	Luxembourg
Watson Wyatt Luxembourg SARL	Luxembourg
Willis Corroon Management (Luxembourg) S.A.	Luxembourg
Willis Towers Watson Luxembourg	Luxembourg
Willis Towers Watson Management (Luxembourg) SA	Luxembourg
BSA Madagascar SA	Madagascar
Towers Watson (Malaysia) Sdn Bhd	Malaysia
Towers Watson International Survey Research Sdn. Bhd.	Malaysia
Willis Management (Labuan) Limited	Malaysia
Willis Re Labuan Limited	Malaysia
Willis Risk Management (Malaysia) Sdn. Bhd.	Malaysia
Gras Savoye Mali SA	Mali
Lime Street Insurance PCC Limited	Malta
Willis Towers Watson Management (Malta) Limited	Malta
Willis Towers Watson Services (Malta) Limited	Malta
Gras Savoye Mauritanie - Rema Broking SA	Mauritania
Gras Savoye Brokers and Consultants Limited	Mauritius
APR Consultores, Agente de Seguros y de Fianzas, S.A. de C.V.	Mexico
Carsa Actuarios, S.C.	Mexico
Carsa Consultores, Agente de Seguros y de Fianzas, S.A. de C.V.	Mexico
Carsa SP, Agente de Seguros y de Fianzas, S.A. de C.V.	Mexico
Consultores en Administración de Riesgos y Servicios Actuariales, S.C.	Mexico
Mercorp, Agente de Seguros y de Fianzas, S.A. de C.V.	Mexico
Towers Watson Consultores Mexico S.A. de C.V.	Mexico
Towers Watson Mexico, Agente de Seguros, S.A. de C.V.	Mexico

WFD Servicios S.A. de C.V.	Mexico
Willis Agente de Seguros y Fianzas, S.A. de C.V.	Mexico
Willis Mexico Intermediario de Reaseguro S.A. de C.V.	Mexico
Scheuer Verzekeringen B.V.	Netherlands
Towers Watson Netherlands BV	Netherlands
Towers Watson Pension Services BV	Netherlands
Watson Wyatt European Region BV	Netherlands
Willis B.V.	Netherlands
Willis Europe B.V.	Netherlands
Willis Global Markets B.V.	Netherlands
Willis Nederland B.V.	Netherlands
Willis Netherlands Holdings B.V.	Netherlands
WTW Global Treasury Company B.V.	Netherlands
Gras Savoye Nouvelle Caledonie SA	New Caledonia
Willis New Zealand Limited	New Zealand
Gras Savoye Niger SA	Niger
Willis Towers Watson Nigeria Limited	Nigeria
Willis Forsikringspartner AS	Norway
Willis Re Nordic Reinsurance Broking (Norway) AS	Norway
Willis Towers Watson A/S	Norway
Willis Corredores de Reaseguros S.A.	Peru
Willis Corredores de Seguros S.A.	Peru
Willis Towers Watson Global Business Services, Inc.	Philippines
Willis Towers Watson Insurance Brokers Philippines, Inc.	Philippines
Willis Towers Watson Philippines, Inc.	Philippines
Brokerskie Centrum Ubezpieczeniowe AMA SP. Z O.O.	Poland
ECA Sp z.o.o.	Poland
Willis Services sp. z o.o.	Poland
Willis Towers Watson Polska Spólka Z Ograniczona Odpowiedzialnoscia	Poland
WTW Services Spólka Z Ograniczona Odpowiedzialnoscia	Poland
Gras Savoye NSA - Garantia E Assistancia Automovel SA	Portugal
Towers Watson (Portugal) Unipessoal Limitada	Portugal
Willis Corretores de Seguros SA	Portugal
Towers Watson Puerto Rico Insurance Brokerage Inc.	Puerto Rico
Willis Towers Watson Romania-Broker De Asigurare Reasigurare SRL	Romania
Towers Watson LLC	Russia
Willis CIS Insurance Broker LLC	Russia
Towers Watson Saudi Arabia LLC	Saudi Arabia
Gras Savoye Senegal SA	Senegal
Segma Senegal SA	Senegal
Društvo za posredovanje u osiguranju (Willis Towers Watson Doo Beograd)	Serbia
Willis Towers Watson (SL) Limited	Sierra Leone
Miller Insurance Services (Singapore) Pte. Limited	Singapore
Towers Watson Insurance Brokers Singapore Pte. Ltd	Singapore
Towers Watson Singapore Holdings Pte. Ltd	Singapore
Willis Towers Watson Brokers (Singapore) Pte. Ltd.	Singapore

Willis Towers Watson Consulting (Singapore) Pte. Ltd.	Singapore
Willis Towers Watson Management (Singapore) Pte. Limited	Singapore
Actuary Online (Pty) Ltd.	South Africa
Group Risk Management Services Proprietary Limited	South Africa
Motheo Reinsurance Consultants (Pty) Limited	South Africa
Retirement Online (Pty) Limited	South Africa
Towers Watson (Pty) Limited	South Africa
Towers Watson SA (Proprietary) Limited	South Africa
Towers Watson South Africa Holdings (Pty) Limited	South Africa
Willis Re (Pty) Limited	South Africa
Willis South Africa (Pty) Limited	South Africa
Bolgey Holding S.A.	Spain
Claim Management Administrator, S.L.	Spain
Gras Savoye Iberica SA	Spain
Towers Watson de España SA	Spain
Willis Affinity SL	Spain
Willis Consulting S.L.	Spain
Willis Galicia Correduria de Seguros S.A.	Spain
Willis Iberia Correduria de Seguros y Reaseguros SA	Spain
Willis S & C c Correduria de Seguros y Reaseguros SA (Barcelona)	Spain
Willis Towers Watson Agencia de Suscripción, S.L.	Spain
Be My Compensation Management AB	Sweden
InsClear AB	Sweden
InsClear Holding AB	Sweden
Max Matthiessen AB	Sweden
Max Matthiessen Värdepapper AB	Sweden
MM Holding AB	Sweden
Navigera AB	Sweden
Towers Watson AB	Sweden
Willis AB	Sweden
Willis Holding AB	Sweden
Willis Management (Stockholm) AB	Sweden
Asmarin Verwaltungs AG	Switzerland
Gras Savoye (Suisse) SA	Switzerland
Towers Watson AG	Switzerland
Willis AG	Switzerland
Willis Faber AG	Switzerland
Willis (Taiwan) Limited	Taiwan
Towers Watson (Thailand) Limited	Thailand
Gras Savoye Togo SA	Togo
Towers Watson Sigorta Brokerligi Anonim Sirketi	Turkey
Willis Towers Watson Danýþmanlýk Limited Þirketi	Turkey
Willis Towers Watson Sigorta Ve Reasurans Brokerligi Anonim Sirketi	Turkey
Acclaris Holdings, Inc.	U.S.A.
Acclaris, Inc.	U.S.A.
Encore Insurance PCC, Limited	U.S.A.

Encore One IC, Inc.	U.S.A.
Extend Health, Inc.	U.S.A.
Extend Insurance Services LLC	U.S.A.
Freberg Environmental, Inc.	U.S.A.
Liazon Benefits, Inc.	U.S.A.
Liazon Corporation	U.S.A.
PBW LLC	U.S.A.
Premium Funding Associates, Inc.	U.S.A.
Professional Consultants Insurance Company, Inc.	U.S.A.
RSDIG Risk Purchasing Group, LLC	U.S.A.
Special Contingency Risks, Inc.	U.S.A.
Stone Mountain Insurance Company	U.S.A.
The Willis Foundation	U.S.A
Towers Perrin Capital Corp.	U.S.A.
Towers Watson Delaware Holdings Inc.	U.S.A.
Towers Watson Delaware Inc.	U.S.A.
Towers Watson Investment Services, Inc.	U.S.A.
Towers Watson Latin America Holdings LLC	U.S.A.
Towers Watson Middle East Holdings LLC	U.S.A.
Towers Watson Retiree Insurance Services, Inc.	U.S.A.
TPF&C International Inc.	U.S.A.
Watson Wyatt European Investment Holdings 1, LLC	U.S.A.
Watson Wyatt European Investment Holdings 2, LLC	U.S.A.
Watson Wyatt European Investment Holdings, Inc.	U.S.A.
Watson Wyatt International, Inc.	U.S.A.
Westport Financial Services, LLC	U.S.A.
Westport HRH, LLC	U.S.A.
Willis Administrative Services Corporation	U.S.A.
Willis Americas Administration, Inc.	U.S.A.
Willis HRH, Inc.	U.S.A.
Willis Insurance Services of California, Inc.	U.S.A.
Willis Insurance Services of Georgia, Inc.	U.S.A.
Willis NA Inc.	U.S.A.
Willis North America Inc.	U.S.A.
Willis North American Holding Company	U.S.A.
Willis of Alabama, Inc.	U.S.A.
Willis of Arizona, Inc.	U.S.A.
Willis of Colorado, Inc.	U.S.A.
Willis of Connecticut, LLC	U.S.A.
Willis of Florida, Inc.	U.S.A.
Willis of Greater Kansas, Inc.	U.S.A.
Willis of Illinois, Inc.	U.S.A.
Willis of Louisiana, Inc.	U.S.A.
Willis of Maryland, Inc.	U.S.A.
Willis of Massachusetts, Inc.	U.S.A.
Willis of Michigan, Inc.	U.S.A.

Willis of Minnesota, Inc.	U.S.A.
Willis of Mississippi, Inc.	U.S.A.
Willis of New Hampshire, Inc.	U.S.A.
Willis of New Jersey, Inc.	U.S.A.
Willis of New York, Inc.	U.S.A.
Willis of North Carolina, Inc.	U.S.A.
Willis of Ohio, Inc.	U.S.A.
Willis of Oklahoma, Inc.	U.S.A.
Willis of Oregon, Inc.	U.S.A.
Willis of Pennsylvania, Inc.	U.S.A.
Willis of Seattle, Inc.	U.S.A.
Willis of Tennessee, Inc.	U.S.A.
Willis of Texas, Inc.	U.S.A.
Willis of Vermont, Inc.	U.S.A.
Willis of Virginia, Inc.	U.S.A.
Willis of Wisconsin, Inc.	U.S.A.
Willis of Wyoming, Inc.	U.S.A.
Willis Personal Lines, LLC	U.S.A.
Willis Processing Services, Inc.	U.S.A.
Willis Programs of Connecticut, Inc.	U.S.A.
Willis Re Inc.	U.S.A.
Willis Securities, Inc.	U.S.A.
Willis Services LLC	U.S.A.
Willis Towers Watson CAC, Inc.	U.S.A.
Willis Towers Watson Management (Vermont), Limited	U.S.A
Willis Towers Watson Risk Purchasing Group, Inc.	U.S.A.
Willis US Holding Company, Inc.	U.S.A.
WTW Delaware Holdings LLC	U.S.A
Willis Towers Watson Uganda Insurance Brokers Limited	Uganda
Gras Savoye Ukraine LLC	Ukraine
Willis Insurance Brokers LLC	Ukraine
Towers Watson Middle East FZ-LLC	United Arab Emirates (DIFC, Dubai)
Willis Towers Watson Uruguay S.A.	Uruguay
Asesorauto 911, C.A.	Venezuela
C.A.Prima Asesoria Tecnica	Venezuela
Plan Administrado Rontarca Salud, C.A.	Venezuela
Rontarca Willis, C.A. Sociedad de corretaje de seguros	Venezuela
Willis Corretaje de Reaseguros S.A.	Venezuela
Willis Towers Watson Consultores C.A.	Venezuela
Gras Savoye Willis Vietnam Insurance Broking Company Limited	Vietnam
South Asia Services LLC	Vietnam
Towers Watson Vietnam Company Limited	Vietnam